UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1 )

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☐     Definitive Proxy Statement
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☐     Soliciting Material under §240.14a-12

ADEONA PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3930 VARSITY DRIVE
ANN ARBOR, MICHIGAN 48108
(734) 332-7800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Adeona Pharmaceuticals, Inc.:

We hereby notify you that the 2009 annual meeting of stockholders of Adeona Pharmaceuticals, Inc., a Nevada corporation, will be held on December 22, 2009 at 10:00 a.m. (Eastern time), at the Four Points by Sheraton, 3200 Boardwalk Drive, Ann Arbor, Michigan 48108 for the following purposes:

(1)	to elect five directors to our board of directors to hold office until our next annual meeting of stockholders and until their successors are elected;

(2)	to ratify the appointment of Berman & Company, P.A. as our independent registered public accounting firm for our fiscal year ending on December 31, 2009; and

(3)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our board of directors has fixed the close of business on November 18, 2009 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2009 annual meeting. The list of the stockholders of record as of the close of business on November 18, 2009 will be made available for inspection at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 ARE AVAILABLE ELECTRONICALLY TO THE COMPANY’S STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON NOVEMBER 18, 2009 AT WWW.ADEONAPHARMA.COM.

Along with the attached proxy statement, we are sending to you our Annual Report on Form 10-K for our fiscal year ended December 31, 2008.  Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the board of directors,

/s/ Steve H. Kanzer
Chairman
Ann Arbor, Michigan
November 19, 2009

ADEONA PHARMACEUTICALS, INC.
3930 VARSITY DRIVE
ANN ARBOR, MICHIGAN 48108
(734) 332-7800

PROXY STATEMENT

This proxy statement is being furnished to holders of shares of common stock, $.001 par value per share, of Adeona Pharmaceuticals, Inc., a Nevada corporation (“we,” us,”  or “the Company”), in connection with the solicitation of proxies on behalf of our board of directors for use at the Company’s 2009 annual meeting of stockholders to be held on December 22, 2009 at 10:00 a.m. (Eastern time), at the Four Points by Sheraton, 3200 Boardwalk Drive, Ann Arbor, Michigan 48108, and at any adjournment or postponement of our annual meeting. The purpose of the annual meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of stockholders. The board of directors knows of no other business that will come before the annual meeting.

The notice of our 2009 annual meeting, this proxy statement, and a proxy card, together with our Annual Report on Form 10-K for our fiscal year ended December 31, 2008, are being mailed to our stockholders on or about November 19, 2009.  (Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.)  The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

Our board of directors is soliciting votes FOR each of the nominees for election to our board of directors, FOR the ratification of the appointment of Berman & Company, P.A. as our independent registered public accounting firm for our fiscal year ending on December 31, 2009, and FOR the Stock and Warrant Issuance Proposal.

INFORMATION ABOUT VOTING

Q:           Why am I receiving these materials?
A:
The board of directors is providing these proxy materials for you in connection with our 2009 annual meeting of stockholders, which is scheduled to take place on December 22, 2009. As a shareholder of record as of November 18, 2009, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:           What information is contained in these materials?
A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:           What items of business will be voted on at the annual meeting?
A:
The three items of business scheduled to be voted on at the annual meeting are (1) the election of our directors  and (2) the ratification of our independent auditors. We will also consider any other business that properly comes before the annual meeting.

Q:           How does the board of directors recommend that I vote?
A:	The board of directors recommends that you vote your shares FOR each of the nominees to our board and FOR ratification of the independent auditors.

Q:           What shares can I vote?
A:
You may vote or cause to be voted all shares owned by you as of the close of business on November 18, 2009, the record date. These shares include (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:           What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed a proxy card for you to use to grant a voting proxy to the board of directors.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. Since you are not the shareholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:           May I attend the annual meeting?
A:
You are entitled to attend the annual meeting only if you were a stockholder of the Company as of the close of business on November 18, 2009, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to November 18, 2009, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. (Eastern time). Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:           How can I vote my shares in person at the annual meeting?
A:
You may vote by ballot in person at the annual meeting any shares that you hold as the stockholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares.

Q:           How can I vote my shares without attending the annual meeting?
A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may, without attending the meeting, direct how your shares are to be voted. If you are a stockholder of record, you may cause your shares to be voted as you instruct by granting a proxy to our board of directors. If you hold shares in street name, you may cause your shares to be voted as you instruct by submitting voting instructions to your broker or nominee. Each record holder of our common stock may appoint a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each stockholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and following the other instructions of your broker or nominee.

Q:           Can I change my vote?
A:
You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Steve H. Kanzer, Chairman, Adeona Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, Michigan 48108.

Q:           Can I revoke my proxy?
A:
You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify our corporate secretary in writing, or deliver to our corporate secretary a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy.

Q:           Who can help answer my questions?
A:
If you have any questions about the annual meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact Mr. Steve H. Kanzer, Chairman, Adeona Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, Michigan 48108, (734) 332-7800.

Q:           How are votes counted?
A:	In the election of directors, you may vote FOR all of the five nominees or you may direct your vote to be WITHHELD with respect to any one or more of the five nominees.

With respect to the other proposals, you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you vote ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors, namely FOR all of the Company’s nominees and FOR ratification of the independent auditors. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:           What is a quorum and why is it necessary?
A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding on November 18, 2009 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Broker non-votes (which result when your shares are held in street name” and you do not tell the nominee how to vote your shares) are not relevant in determining whether a quorum is present at the meeting.

Q:           What is the voting requirement to approve each of the proposals?
A:
In the election of directors, the five persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, withheld votes and broker non-votes have no effect on the election of any nominee. You do not have the right to cumulate your votes.

Each of the other proposals requires the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on these proposals will have the same effect as a vote against the proposal. Broker non-votes will have no effect on these proposals.

Q:           What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the annual meeting?
A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our Annual Report on Form 10-K for the year ending December 31, 2009.

Q:           What happens if additional matters are presented at the annual meeting?
A:
Other than the  two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Messrs. Steve H. Kanzer, our Chairman, and Max Lyon, our Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:           How many shares are outstanding and how many votes is each share entitled?
A:
Each share of our common stock that is issued and outstanding as of the close of business on November 18, 2009, the record date, is entitled to be voted on all items being voted on at the annual meeting, with each share being entitled to one vote on each matter. On the record date, 21,477,336 shares of common stock were issued and outstanding.

Q:           Who will count the votes?
A:	One or more inspectors of election will tabulate the votes.

Q:           Is my vote confidential?
A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:           Who will bear the cost of soliciting votes for the annual meeting?
A:
The board of directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:           May I propose actions for consideration at next year’s annual meeting of stockholders?
A:
You may submit proposals for consideration at future stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy statement for our annual meeting next year, however, the written proposal must be received by us a reasonable time before we begin to print and send our proxy materials for that meeting.  Those proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

PROPOSAL ONE
ELECTION OF DIRECTORS

The board of directors, based on the recommendation of the nominating committee of the board of directors, has nominated for election as director each of the individuals identified below, all of whom are incumbent directors. The board of directors recommends that you vote your shares FOR the election of each of these nominees.

THE NOMINEES

Name	Age	Position	Director Since
Steve H. Kanzer, CPA, JD	45	Chairman	2001
Jeffrey J. Kraws (2)	44	Director	2006
James S. Kuo, M.D., M.B.A. (1) (3)	44	Director	2007
Max Lyon	65	Chief Executive Officer and President	2009
Jeff Wolf, Esq. (1) (2) (3)	45	Director	2006

(1) Member of the audit committee
(2) Member of the compensation committee
(3) Member of the nominating committee

It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates. The board of directors believes that it is in the best interests of the Company to elect the above-described nominees.

DIRECTOR INDEPENDENCE

No director or executive officer of the Company is related to any other director or executive officer. None of the Company’s officers or directors hold any directorships in any other public company except that Dr. Kuo is also Chairman of the board of directors of Dor BioPharma, Inc. and Duska Therapeutics, Inc. A majority of our board members are independent in compliance with the applicable listing standards of the NYSE Amex stock exchange. The independent directors and nominees are Jeffrey J. Kraws, Jeff Wolf, and James S. Kuo.

INFORMATION ABOUT THE NOMINEES

Stated below is the principal occupation of each nominee, the business experience of each nominee for at least the past five years, and certain other information relating to the nominees.

STEVE H. KANZER, CPA, JD. Chairman.  Mr. Kanzer is our co-founder and has been our Chairman since September 2004.  He served as our President from our inception in February 2001 until May 2006 and as our Chief Executive Officer from September 2004 through July 2008.  He served as our interim Chief Executive Officer from April 2009 to June 2009.  Mr. Kanzer serves on a full-time basis at our corporate headquarters in Ann Arbor, Michigan. Mr. Kanzer has also been a director and officer of our subsidiaries, including Solovax, Inc., Effective Pharmaceuticals, Inc., Putney Drug Corp. and CD4 Biosciences, Inc. Since December 2000, he has served as co-founder and Chairman of Accredited Ventures Inc. and Accredited Equities Inc., a venture capital firm and FINRA-member investment bank, respectively, which both specialize in the biotechnology industry. Mr. Kanzer was co-founder, Chairman, President and Chief Executive Officer of Developmental Therapeutics, Inc., a cardiovascular drug development company which was developing an oral thyroid hormone analog, DITPA, for congestive heart failure. Developmental Therapeutics was acquired in October 2003 by Titan Pharmaceuticals, Inc., a publicly traded biopharmaceutical company. Prior to founding Accredited Ventures and Accredited Equities in December 2000, Mr. Kanzer served as Senior Managing Director-Head of Venture Capital at Paramount Capital from 1991 until December 2000. While at Paramount Capital, Mr. Kanzer was involved in the formation and financing of a number of biotechnology companies and held various positions in these companies. From 1995 through 1999, Mr. Kanzer was founding Chairman of the Board of Discovery Laboratories, Inc., a public biotechnology company that has a pending NDA for a drug called SURFAXIN ® which Mr. Kanzer licensed in 1995. From 1997 until 2000, Mr. Kanzer was founding President of PolaRx Biopharmaceuticals, Inc., a biopharmaceutical company that licensed and developed TRISENOX ® (arsenic trioxide), a leukemia drug that was approved by the FDA in 2000 and which currently holds the FDA record for fastest drug ever developed from IND filing until NDA approval (30 months). PolaRx was merged with Cell Therapeutics Inc. (NASDAQ:CTIC) in January 2000, and Cephalon acquired the rights to TRISENOX ® in 2005 for $165 million. In March 1998, Mr. Kanzer led the privatization of the Institute for Drug Research Kft. (IDR) in Budapest, Hungary, a 400-employee, 26 acre pharmaceutical research and development center. Since 1950, IDR operated as the central pharmaceutical R&D center for the country of Hungary, served the active pharmaceutical ingredients (API) needs of Eastern Europe, and performed original drug discovery research, resulting in the registration of over 80 API products. Mr. Kanzer served as Chief Executive Officer of IDR from March 1998 and led the sale of IDR to IVAX Corporation, a publicly traded corporation in October 1999. Mr. Kanzer has also been a co-founder and director of 23 biotechnology companies, including Avigen, Inc., XTLBio, Boston Life Sciences, Inc. and Titan Pharmaceuticals, Inc., all publicly traded companies. Prior to joining Paramount Capital in 1992, Mr. Kanzer was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom in New York where he specialized in mergers and acquisitions. Mr. Kanzer received his J.D. from New York University School of Law in 1988 and a B.B.A. in Accounting from Baruch College in 1985, where he was a Baruch Scholar. Mr. Kanzer is active in university-based pharmaceutical technology licensing and has served as Co-Chair of the New York Chapter of the Licensing Executives Society.

JEFFREY J. KRAWS. Mr. Kraws is Chief Executive Officer and co-founder of Crystal Research Associates. Well known and respected on Wall Street, Mr. Kraws has received some of the most prestigious awards in the industry. Among other awards, he was given a 5-Star Rating” in 2001 by Zacks and was ranked the number one analyst among all pharmaceutical analysts for stock performance in 2001 by Starmine.com. Prior to founding Crystal Research Associates, Mr. Kraws served as co-president of The Investor Relations Group (IRG), a firm representing primarily under-followed, small-capitalization companies. Previously, Mr. Kraws served as a managing director of healthcare research for Ryan Beck & Co. and as director of research/senior pharmaceutical analyst and managing director at Gruntal & Co., LLC (prior to its merger with Ryan Beck & Company). Mr. Kraws served as managing director of the healthcare research group and senior pharmaceutical analyst at First Union Securities (formerly EVEREN Securities); as senior U.S. pharmaceutical analyst for the Swedish-Swiss conglomerate Asea Brown Boveri; and as managing director and president of the Brokerage/Investment Banking operation of ABB Aros Securities, Inc. He also served as senior pharmaceutical analyst at Nationsbanc Montgomery Securities, BT Alex Brown & Sons, and Buckingham Research. Mr. Kraws also has industry experience, having been responsible for competitive analysis within the treasury group at Bristol-Myers-Squibb Company. He holds an MBA from Cornell University and a B.S. degree from State University of New York-Buffalo. During 2006 through February 2007, Mr. Kraws served as our Vice President of Business Development, on a part-time basis.

JAMES S. KUO, M.D., M.B.A. Dr. Kuo is the Chairman and Chief Executive Officer of Duska Therapeutics, Inc., a public biopharmaceutical company. From 2003 to 2006, he served as founder, Chairman and Chief Executive Officer of BioMicro Systems, Inc. a private venture-backed, microfluidics company. Prior to that time, Dr. Kuo was a founder, President and Chief Executive Officer of Discovery Laboratories, Inc. where he raised over $22 million in initial private funding and was instrumental in the company going public. Dr. Kuo was also a founder and board member of Monarch Labs, LLC, a private medical device company. Dr. Kuo is the former Managing Director of Venture Analysis for Healthcare Ventures, LLC, which managed $378 million in venture funds. He has also been a senior licensing and business development executive at Pfizer, Inc., where he was directly responsible for cardiovascular licensing and development. After studying molecular biology and receiving his B.A. at Haverford College, Dr. Kuo simultaneously received his M.D. from the University of Pennsylvania School of Medicine and his M.B.A. from the Wharton School of Business.

MAX LYON, Max Lyon has been CEO/President of six successful medical diagnostic and therapeutic companies, five of which he co-founded, including BioControl Systems, Bainbridge Sciences (Bard Diagnostics), MediQuest Therapeutics, NexCura, Confirma and CG Therapeutics. He co-founded and led the acquisition of Bainbridge Sciences by C.R. Bard (NYSE:BCR) and continued as the President of Bard Diagnostics, and a senior executive team member of C.R. Bard, for four years. He also served as Senior Vice President of Administration at Genetic Systems (NASDQ: GENS) and was a co-founder and Director of Oncogen, a joint venture of Syntex Corporation and Genetic Systems. Genetic Systems and Oncogen were acquired by Bristol Myers for $300 million. Max has had a successful 25 year career in the commercial launch and revenue growth of exciting new medical products. He has built direct sales and marketing organizations, completed pioneering market development efforts and created partnerships with major corporations, including GE Healthcare, Abbott Labs and Smith Kline, for the U.S. and international marketing, sales, development and distribution of the products his companies have created.

JEFF WOLF, Esq. Mr. Wolf has substantial experience in creating, financing, nurturing and growing new ventures based upon breakthrough research and technology. Mr. Wolf is the founding partner of Seed-One Ventures, LLC, a venture capital group focused on seed-stage technology-based investments. Mr. Wolf has been a founder of Elusys Therapeutics, Inc., an antibody-based therapeutic company, Tyrx Pharma, Inc., a biopolymer-based company, Sensatex, Inc., a medical device company and Generation Mobile, Inc. a telecommunications company. Prior to founding Seed-One Ventures, Mr. Wolf served as the Managing Director of The Castle Group, Ltd., a biomedical venture capital firm. At both organizations, Mr. Wolf was responsible for supervising the formation and funding of new technology, biomedical, and service oriented ventures. Mr. Wolf currently sits on the board of Elusys Therapeutics and Netli, Inc. Mr. Wolf received his MBA from Stanford Business School, his JD from New York University School of Law and his BA with honors in Economics from the University of Chicago.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

We formed an audit committee, compensation committee and nominating committee of our board of directors in 2007.

Audit Committee

The members of the audit committee are James S. Kuo (Chairman) and Jeff Wolf. The primary purpose of the audit committee is to act on behalf of the board of directors in its oversight of all material aspects of the Company’s accounting and financial reporting processes, internal controls and audit functions, including the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The duties of the audit committee include the hiring and retaining of the Company’s independent registered public accounting firm, which reports to the audit committee. The committee also reviews, prior to publication, our quarterly earnings releases and our reports to the Securities and Exchange Commission on Forms 10-K and 10-Q. The formal report of the audit committee for fiscal year 2008 is set forth under the caption “Report of the Audit Committee” in Proposal Two.

Our board of directors has determined that each of the members of its audit committee are independent and that Mr. Kuo is an audit committee financial expert” within the meaning of the regulations of the United States Securities and Exchange Commission.

The audit committee has adopted a formal written charter, a copy of which is available on the Company’s web site at www.adeonapharma.com in the Investor Information portion of the site.

Compensation Committee

The members of the compensation committee are Jeff Wolf (Chairman) and Jeff Kraws. This committee determines, approves, and reports to the board of directors on all elements of compensation of our executive officers. The compensation committee also has the power to prescribe, amend, and rescind rules relating to the Company’s stock incentive plans, to grant options and other awards under the stock incentive plans, and to interpret the stock incentive plans.

Each of Messrs. Wolf and Kraws are independent” under the applicable rules of the NYSE Amex stock exchange.

The compensation committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available at the Investor Information section of our website at www.adeonapharma.com.

Nominating Committee

The members of the nominating committee are James S. Kuo (Chairman) and Jeff Wolf. This committee performs the following functions:

•	It considers, and recommends to the board of directors, individuals for appointment or election as directors;

•	It recommends to the board of directors individuals for appointment to vacancies on any committee of the board of directors;

•	It makes recommendations to the board of directors regarding any changes to the size of the board of directors or any committee;

•	It reports to the board of directors on a regular basis, not less than once a year; and

•	It performs any other duties or responsibilities expressly delegated to the committee by the board of directors relating to board or committee members.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the nominating committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the committee first determines whether the nominee must be independent for NYSE Amex stock exchange purposes or whether the candidate must qualify as an Audit Committee Financial Expert. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The nominating committee also will consider nominees recommended by our stockholders. The nominating committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties.

Shareholders wishing to directly recommend candidates for election to the board of directors at our next annual meeting must do so by giving written notice to: Chairman of the Nominating Committee, Adeona Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, Michigan 48108. Any such notice must, for any given annual meeting, be delivered to the chairman by January 22, 2010. The notice must state (1) the name and address of the shareholder making the recommendations; (2) the name, age, business address, and residential address of each person recommended; (3) the principal occupation or employment of each person recommended; (4) the class and number of shares of the Company’s stock that are beneficially owned by each person recommended and by the recommending shareholder; (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, as amended; and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

In considering any person recommended by one of our shareholders, the committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors. Any shareholder nominee recommended by the committee and proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company’s proxy statement for that annual meeting.

The nominating committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available at the Investor Information section of our website at www.adeonapharma.com.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may direct any communications intended for the board of directors to the Company’s Corporate Secretary Lara Guzman at (734) 332-7800 by facsimile to (734) 332-7878, or by mail to Corporate Secretary, Adeona Pharmaceuticals, Inc.

This centralized process assists the board of directors in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the corporate secretary to forward shareholder correspondence only to the intended recipients, and has also instructed the corporate secretary to review all shareholder correspondence and, in the corporate secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the board of directors’ consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2008, our board of directors held 12 meetings. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2008 attended more than 75% of those board meetings.

During our fiscal year ended December 31, 2008, our audit, compensation and nominating committees met 4 times, 4 times and 1 time respectively.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the annual meeting of stockholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, and the related rules of the Securities and Exchange Commission require our directors and executive officers and beneficial owners of more than 10% of our common stock to file reports, within specified time periods, indicating their holdings of and transactions in our common stock and derivative securities. Based solely on a review of such reports provided to us and written representations from such persons regarding the necessity to file such reports, we are not aware of any failures to file reports or report transactions in a timely manner during our fiscal year ended December 31, 2008.

CORPORATE GOVERNANCE

We operate according to a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with those responsibilities and standards. We regularly monitor developments in the area of corporate governance and will continue to monitor developments and make adjustments from time to time to ensure compliance in this area. Information regarding our corporate governance that is not provided below is described elsewhere in this proxy statement.

Code of Conduct and Ethics

We adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees. This Code is intended to promote honest and ethical conduct, full, accurate and timely disclosure, and compliance with all applicable laws and government regulations. A copy of the Code of Conduct and Ethics is available in the Investor Information section of our website at www.adeonapharma.com.

Code of Ethics for Financial Management

We adopted a Code of Ethics for Financial Management that applies to all the persons at the Company that are responsible for our Company’s financial management. This Code is intended to promote professional conduct in our financial management. A copy of our Code of Ethics for Financial Management is available at the Investor Information section of our website at www.adeonapharma.com. Violations of the Code of Ethics for Financial Management may be reported anonymously to our audit committee and may result in disciplinary action.

Personal Loans to Executive Officers and Directors

We comply with, and will operate in a manner consistent with, federal legislation outlawing extensions of credit in the form of personal loans to or for our directors and executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses information for the fiscal year ended December 31, 2008 regarding the total compensation we paid to our principal executive officer and two other most highly compensated executive officer who was serving as an executive officer on December 31, 2008, and our former two other most highly compensated executive officers who would have been among our most highly compensated executive officers if they had been serving as executive officers on December 31, 2008.

Name and Principle Position	Year	Salary ($)	Options Awarded (1)	All Other Compensation	Total
Steve H. Kanzer, CPA, JD Chairman & former Chief Executive Officer (3)	2008	195,000	-	-	195,000
	2007	87,750	-	45,205	132,955

Nicholas Stergis, Former Chief Executive Officer (2)	2008	171,760	576,000	-	747,760
	2007	137,500	-	17,500	155,000

John Althaus, Former Vice President, Advanced Technology	2008	86,250	-	-	86,250
	2007	100,000	15,000	87,750	202,750

David Newsome, Former Chief Medical Officer	2008	157,039	-	-	157,039
	2007	-	-	-	-

Charles Bisgaier,PHD., Former President	2008	57,044	-	-	57,044
	2007	295,000	-	-	295,000

(1)
The fair value of each option is estimated on the date of grant using the Black-Scholes option-pricing model. The weighted average assumptions used for the valuation of these option awards are as follows: Expected dividends 0%; Expected volatility 100.24% - 225.79%; Risk free interest rate ranging from 2.96% - 4.76%; Expected life of options 10 years.

(2)	Mr. Stergis served as our Chief Executive Officer from July 1, 2008 to March 29, 2009.
(3)	Mr. Kanzer is our current Chairman. In addition, he served as our Chief Executive Officer from 2005 to July 1, 2008.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table contains information relating to grants of stock options made during the fiscal year ended December 31, 2008, to our senior executive officers and board members. No stock options were exercised by our senior executive officers or board members during the last fiscal year.

Name and Principal Position	Number of securities underlying options/SARs granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise Price ($/Sh)	Expiration Date
Nicholas Stergis, former Chief Executive Officer (1)	800,000	67.76%	0.72	7/6/2018
Yingxi Zhang, MD, Vice President, Clinical Development	75,000	6.35%	0.81	6/8/2018
Jeff Wolf	8,333	0.71%	0.53	3/31/2015
James Kuo	8,333	0.71%	0.53	2/19/2017
Jeffry Kraws	8,333	0.71%	0.53	1/25/2016

(1)	Mr. Stergis served as our Chief Executive Officer from July 1, 2008 to March 29, 2009.

The following table discloses information regarding outstanding equity awards as of December 31, 2008 for each of our senior executive officers.

Outstanding Equity Awards at Fiscal Year-End

Name and Principal Position	Number of securities underlying unexercised options/exercisable	Number of securities underlying unexercised options/unexercisable	Option exercise price	Option expiration date
Steve H. Kanzer, CPA, JD, Chairman	271,058	-	2.01	10/30/2016
Nicholas Stergis, Chief Executive Officer	215,278	584,722	0.72	7/6/2018
John Althaus, Vice President,	49,694	4,518	0.18	2/5/2016
Advanced Technology	7,500	75,000	5.85	11/1/2017
David Newsome, Former Chief Medical Officer	-	-	-	-
Charles Bisgaier,PHD., Former President	333,356	-	1.83	5/29/2016
John Althaus, Vice President, Advanced Technology	7,500	7,500	5.85	10/30/2016

(1)	Mr. Stergis served as our Chief Executive Officer from July 1, 2008 to March 29, 2009.
(2)	Mr. Kanzer is our current Chairman. In addition, he served as our Chief Executive Officer from 2005 to July 1, 2008.

Equity Compensation Plan Information

The following table states certain information with respect to our equity compensation plans as of December 31, 2008:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
2001 Stock Incentive Plan	1,200,984	$1.14	259,366
2007 Stock Incentive Plan	813,622	$1.66	978,324
Total	2,014,606	$1.43	1,237,690

Employment Agreements

In January 2006, we entered into an employment letter agreement with  Jeffrey Kraws to serve as our Vice President of Business Development.  Under that agreement, we agreed to pay him an annual base salary of $75,000 following the closing of a financing and granted him an option to purchase 228,773 shares of common stock, at an exercise price of $0.09 per share, with 114,387 vested upon execution of the agreement and the remainder vesting annually over three years.  In March 2007, we entered into an amended agreement with Mr. Kraws whereby he forgo any cash compensation and continued as a director in exchange for 38,129 options vesting.

In January 2005, we entered into a four-year employment agreement with Steve H. Kanzer, our current Chairman and a former Chief Executive Officer of the Company.  Pursuant to this agreement, he was to be paid an annual base salary of $297,000 and an annual bonus equal to 30% of base salary.  In addition, he was granted a ten-year option to acquire 271,058 shares of common stock at the completion of the Company’s private placement that occurred on October 31, 2006. As of December 31, 2008, all of these stock options have vested.  The fair value of the options totaled $544,827 and was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 200%, risk free interest rate of 4.61% and an expected life of 10 years.

On July 20, 2007, the Board of Directors approved an amended and restated employment agreement with Mr. Kanzer. This agreement provided that he be paid a base salary of $195,000 per year plus a guaranteed bonus of $100,000 and for the payment of discretionary transactional bonuses. As part o f this agreement, Mr. Kanzer waived the receipt of any salary and bonus payable under the original agreement, which amounted to $275,645, for no additional consideration. This amount was treated as a capital contribution to the Company in September 2007.

On July 1, 2008, Mr. Kanzer resigned as our then Chief Executive Officer, but he remained as our Chairman.  On January 6, 2009, he entered into an amended agreement with the Company which extended his employment agreement through January 9, 2010 with an annual salary of $1.  He also agreed to forego the $100,000 guaranteed bonus otherwise due to him on January 1, 2009.  This amount was recorded on the Company’s books as a capital contribution during the first quarter of 2009. Following the resignation of Nicholas Stergis as our Chief Executive Officer on March 29, 2009, Mr. Kanzer served as our President and Chief Executive Officer from March 29, 2009 to June 26, 2009, when Max Lyon became our President and Chief Executive Officer.

On July 1, 2008, the Company's Board of Directors approved a compensation package with its then Chief Executive Officer, Nicholas Stergis.    Under the terms of this arrangement, he received an annual salary of $195,000 and was eligible for a bonus at the discretion of our board of directors. In addition, this arrangement entitled him to six-months severance, payable over the Company’s ordinary pay periods, in the event of his termination or resignation.  We also granted him a ten year option to purchase 800,000 shares of the Company’s common stock at $0.72 per share, with one-quarter of the options vesting immediately, and the remainder vesting quarterly in equal increments over three years. The fair value of the options totaled $576,000 and was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 225.79%, risk free interest rate of 3.95% and an expected life of 10 years. Effective March 29, 2009, Nicholas Stergis resigned as our Chief Executive Office and in October 2009 he resigned from our board of directors.  In connection with his resignation as Chief Executive Officer, Mr. Stergis received a severance payment of $97,500.

On April 9, 2009 the Company's Board of Directors approved a compensation package with David A. Newsome, M.D., the President of our Healthmine, Inc. subsidiary, that included a $10,000 signing bonus and provides for a base salary of $120,000 per year.  He also is eligible for cash and non-cash bonuses at the end of each of the Company's fiscal years during the term of the agreement at the discretion of our compensation committee as well as additional commission-based cash and stock bonuses during each fiscal year based on significant revenue-generating, out-licensing and merger and acquisition transactions initiated and completed by him, again at the discretion of the compensation committee.  Pursuant to the agreement, we granted him a ten-year option to purchase 120,000 shares of the Company's common stock at $0.56 per share.  Of these options, 20,000 vested immediately, and the remainder vest quarterly in equal increments over three years.  In the event of termination for any reason the options shall continue to be exercisable for one year.  In the event of termination without cause he is entitled to two months’ severance at his base salary.

On June 26, 2009 the Company's Board of Directors approved a compensation package with our current Chief Executive Officer and President, Max Lyon.  Mr. Lyon is entitled to an annual base salary of $190,000 and is eligible for discretionary performance and transactional bonus payments.  Additionally, Mr. Lyon was granted options to purchase 400,000 shares of the Company’s common stock at $0.38 per share. Of these options, 100,000 vested immediately with the remainder vesting pro rata, on a monthly basis, over the following thirty-six months.  If Mr. .Lyon is terminated for certain events such as his death or disability, a material breach by the Company of the terms of his employment agreement or without “Just Cause”, then we have agreed to either (i) continue Mr. Lyon’s salary for three months or (ii) issue freely tradable shares of the Company stock with a value equal to three months of his salary.   The agreement also includes confidentiality obligations of and inventions assignments by Mr. Lyon.

COMPENSATION DISCUSSION AND ANALYSIS

Our compensation committee annually reviews the compensation program for our Chief Executive Officer and other members of senior management and then makes recommendations to the full board for determination. In each case, the committee takes into account the results achieved by the executive, his future potential, and his scope of responsibilities and experience. At the compensation committee’s meetings during our fiscal year ended December 31, 2008, the committee evaluated the performance of our executives and considered the compensation levels and equity programs at comparable companies and related industries before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options.

The committee’s philosophy is to provide a compensation package that attracts and retains superior executive talent and delivers higher rewards for superior performance and consequences for underperformance. It is also the committee’s practice to provide a balanced mix of cash and equity-based compensation that aligns both the short and long-term interests of our executives with that of our shareholders.

The committee seeks to attract and retain executive talent by offering competitive base salaries, annual performance incentive opportunities and long-term incentives. Base salaries for certain executives is set by their respective employment contracts. Apart from these contractual commitments, the committee intends to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience. The committee therefore compares the compensation for our senior management with the compensation at several comparable companies, including those companies that are included in the S&P SmallCap 600 Pharmaceuticals index. The committee also considers changes in the consumer price index when determining base salaries.

The committee also makes recommendations to the full board for determining annual incentive bonuses. Although the committee does not use any fixed formula in determining annual incentive bonuses, it does link them to financial objectives of importance to the Company, including revenue and earnings growth, return on invested capital, and creation of shareholder value. The committee focuses on individual performance, which enables the committee to differentiate among executives and emphasize the link between personal performance and compensation.

The committee also reviews and recommends long-term incentive compensation for each executive including grants of stock options. The committee believes that this long-term incentive compensation aligns the interests of the Company’s executives with those of its shareholders and furthers executive retention.

The committee believes that all compensation paid or payable to its executive officers covered under Section 162(m) of the Internal Revenue Code will qualify for deductibility under such Section. The compensation committee is composed exclusively of non-employee independent directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Jeffrey J. Kraws
Jeff Wolf

The Compensation Committee Report does not constitute soliciting material. It is not considered filed by us and shall not be incorporated by reference into any of our other filings under the Securities Act or the Exchange Act unless we state otherwise.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2008, the voting members of our Compensation Committee were Jeffrey J. Kraws and Jeff Wolf. None of these persons was an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or of any of its subsidiaries during such fiscal year. None of these persons has any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee or the Company’s Board of Directors. No executive officer of the Company served as a director of another entity, or as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of such other entity, one of whose executive officers served on the Compensation Committee or the Board of Directors of the Company.

DIRECTOR COMPENSATION

GENERAL

The following table sets forth information for the fiscal year ended December 31, 2008 regarding the compensation of our current directors who are not also named executive officers.

Name	Fees earned or paid in cash	Option awards (1)	Other compensation	Total
Steve Kanzer	$0	$-	$-	$-
Jeffrey Kraws	$9,000	$4,416	$-	$13,416
James Kuo	$15,500	$4,416	$-	$19,916
Jeffrey Wolf	$16,000	$4,416	$-	$20,416

(1)
The amounts in the Option awards” column reflect the dollar amounts recognized as compensation expense for the financial statement reporting purposes for stock options for the fiscal year ended December 31, 2008 in accordance with SFAS 123(R). The fair value of the options was determined using the Black-Scholes model with the following assumptions: expected dividend yield of 0%, expected volatility of 170.12%, risk free interest rate of 3.24% and an expected life of 10 years.

During the first quarter of 2007, director compensation for independent members was approved at $2,000 per board meeting that they attend in person, $1,000 per telephonic board meeting and $500 per committee meeting. In addition, we also grant independent members of our board of directors upon appointment to our board options to purchase 25,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant, and an additional 8,333 stock options each year. We also reimburse our directors for travel and other out-of-pocket expenses incurred in attending board of director and committee meetings.

LIMITS ON LIABILITY AND INDEMNIFICATION

Our articles of incorporation eliminate the personal liability of our directors to the Company and its stockholders for monetary damages for breach of their fiduciary duties in certain circumstances. Our articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. We believe that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Company under the foregoing provisions or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission that indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable.  On December 30, 2008, we entered into an indemnification agreement with each of our directors and officers. The agreement confirms the obligations of the Company to indemnify the directors and officers to the fullest extent authorized by the Company’s bylaws and supplements the indemnification otherwise available to the covered person under the Company’s charter and bylaws. The indemnification agreement was described and filed as an exhibit to the Form 8-K filed by the Company with the Securities and Exchange Commission on January 6, 2009.

COMPENSATION COMMITTEE INTERLOCKS

During the last fiscal year, none of our executive officers served on the board of directors or compensation committee of any other entity whose officers served either on our board of directors or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock and warrants to purchase shares of our common stock as of November 1, 2009 by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. The principal address of each of the stockholders listed below except as indicated is c/o Adeona Pharmaceuticals, Inc., 3930 Varsity Drive, Ann Arbor, MI 48108. Except as otherwise indicated below, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of November 1, 2009, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

Name of Owner	Current		Pct of Shares Outstanding
Accredited Venture Capital, LLC	7,086,380		33.19%
Steve H. Kanzer, CPA, JD	7,732,684	(1)	36.21%
Nicholas Stergis	1,955,195	(2)	9.16%
Chestnut Ridge Partners, LP	1,499,266		7.02%
Firebird Capital	1,496,550	(3)	7.01%
Jeffrey J. Kraws	245,399	(4)	1.15%
Max Lyon	133,333	(5)	0.62%
Jeffrey Wolf, Esq.	41,666	(6)	0.20%
James S. Kuo	41,666	(7)	0.20%
All Officers and Directors as a group (5 persons)	8,194,748		38.38%

(1)
Includes the 7,086,380 shares of common stock shown as held by Accredited Venture Capital, LLC and 271,058 shares issuable pursuant to stock options.   Pharmainvestors, LLC is the managing member of Accredited Venture Capital, LLC, and Mr. Kanzer is the managing member of Pharmainvestors, LLC. As such, Mr. Kanzer may be considered to have control over the voting and disposition of the shares registered in the name of Accredited Venture Capital, LLC. Mr. Kanzer disclaims beneficial ownership of those shares, except to the extent of his pecuniary interest.

(2)	Includes warrants to purchase 351,069 shares of common stock. Mr. Stergis’ business address is 9100 South Dadeland Blvd., Suite 1809, Miami, Florida 33156.
(3)
Consists of 743,275 shares of common stock issued to Firebird Global Master Fund, Ltd and 743,275 shares of common stock issued to Firebird Global Master Fund II, Ltd.  Firebird’s address is 152 West 57th Street, 24th Floor, New York, New York 10019.

(4)	Includes options to purchase 245,399 shares of common stock. Mr. Kraws’ business address is 800 Third Avenue, 17th Fl., New York, NY 10022.
(5)	Includes options to purchase 133,333 shares of common stock. Mr. Lyon’s business address is 3930 Varsity Drive, Ann Arbor, Michigan 48108.
(6)	Includes options to purchase 41,666 shares of common stock. Mr. Wolf’s business address is c/o Seed-One Ventures, LLC, 1205 Lincoln Road, Suite 216, Miami Beach, Florida 33139.
(7)	Includes 33,333 options to purchase common stock. Mr. Kuo’s business address is 470 Nautilus St, Suite 300, La Jolla, California, 92037.

PERFORMANCE GRAPH

The following graph compares on a cumulative basis the yearly percentage change beginning on October 31, 2006, when our common stock first began publicly trading, through our fiscal year that ended on December 31, 2008, in (a) the total shareholder return on our common stock with (b) the total return on the Standard & Poor’s 500 Index and (c) the total return on the Standard & Poor’s SmallCap 600 Pharmaceuticals Index. The Standard & Poor’s SmallCap 600 Pharmaceuticals Index includes companies with a market capitalization of between $329.2 million and $1.45 billion, with the average market capitalization at December 31, 2008 being approximately $812.0 million.

The following graph assumes that $100 had been invested in each of the Company, the Standard & Poor’s 500 Index and the Standard & Poor’s Small Cap 600 Pharmaceutical Index on October 31, 2006, when our common stock first began publicly trading. The stock price performance included in this graph is not necessarily indicative of future stock price performance.

CUMULATIVE TOTAL RETURN COMPARISON AMONG
 ADEONA PHARMACEUTICALS, INC.,
 THE S&P 500 INDEX AND THE S&P SMALLCAP 600 PHARMACEUTICALS INDEX:
 OCTOBER 31, 2006 THROUGH DECEMBER 31, 2008

The Performance Graph” does not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and is not to be incorporated by reference into any other filing that we make with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All references to the number of shares and per share amounts have been retroactively restated to reflect a 3 for 1 reverse stock split, of all the outstanding common stock, stock options and stock warrants of the Company, which was effective on April 25, 2007.

During January 2001, we sold approximately $1.1 million of Series A Preferred Stock to Accredited Venture Capital, LLC, a company controlled by Steve H. Kanzer, our Chairman. From 2002 until October 2006, we relied on non-interest bearing bridge loans from Accredited Ventures, Inc. (AVI), a company controlled Steve H. Kanzer, our Chairman and the managing member of our largest stockholder, Accredited Venture Capital, LLC. During this 5 year period, AVI loaned us $3,363,494 for no additional consideration. In connection with the private placement during October 2006, AVI agreed to convert these loans into units in the offering. As a result of the conversion of these loans, we issued 1,665,211 shares of common stock and 832,606 warrants to purchase common stock. In the merger, all shares of preferred stock were converted into common stock of the Company.

In connection with a private placement in October and November 2006, we engaged Accredited Equities Inc. (AEI), a company controlled by Steve H. Kanzer, our Chairman, as our placement agent. At the closing of our private placement during October and November 2006, we paid AEI the sum of approximately $639,844 as commissions for its services, of which $489,755 was paid to Mr. Stergis, a former managing director of AEI and Vice Chairman and $68,850 was paid to Dr. Joseph Rudick, a former director, and a former registered representative of AEI.  A selected dealer not affiliated with AEI was paid a cash fee of $327,950. AEI also received a non-accountable expense allowance of $75,000 and a warrant to purchase 958,277 shares of common stock. Mr. Nicholas Stergis, our co-founder and Vice Chairman, was the managing director of AEI and AVI in November 2006.  In January 2009, the placement warrants allocated to Accredited Venture Capital, LLC an affiliate of Mr. Kanzer were agreed to be cancelled.

As part of the October 2006 private placement, Adeona sold 99,104 shares of its common stock and 49,552 warrants to purchase common stock for total proceeds of $200,000 to entities controlled by Dr. Charles Bisgaier, our former President. As part of the same private placement, Adeona sold 49,552 shares of its common stock and 24,776 warrants to purchase common stock for total proceeds of $100,000 to the father of our Chairman. The terms on which their purchases were made were identical to the terms in which the other investors in these offerings purchased shares.

In connection with our acquisition of Effective Pharmaceuticals Inc. (EPI), Accredited Venture Capital, LLC, an affiliate of Mr. Kanzer, our Chairman and Mr. Stergis, our then Vice Chairman, contributed their 65.47% equity ownership in EPI to Adeona for no additional consideration. During 2005, EPI paid $152,200 to AEI for placement agent services rendered in connection with the issuance of its Series B preferred stock. EPI also issued a warrant to purchase 171,225 shares of common stock to designees of AEI, including Mr. Kanzer and Mr. Stergis, current members of our board of directors and Dr. Rudick, a former board member. During March 2005, EPI repaid AVI for loans totaling $200,000 and AVI agreed to defer repayment of loans totaling $513,886 until the next financing or a merger of EPI. These EPI loans were converted into Units as part of our October 2006 private placement. During 2006, EPI paid $2,150 per month to AVI and until March 31, 2007 we paid AVI $1,000 per month for office space.

On January 5, 2007, we acquired the remaining 34.53% interest in our subsidiary EPI in exchange for 795,248 shares of our common stock and assumed a total of 34,685 options to purchase our common stock and 68,858 warrants to purchase our common stock. In connection therewith, Messrs. Kanzer and Stergis each exchanged their existing EPI warrants for 7,651 warrants to purchase our common stock.

In 2006 we entered into an agreement with Crystal Research Associates, LLC, a firm in which Mr. Kraws, one of our directors, is the CEO to write an executive information overview.  We paid Crystal Research Associates $35,000 for the generation of the report.

From April 2007 through July 1, 2008, Mr. Stergis served as our Vice Chairman on a part-time basis in Miami FL pursuant to which the Company paid Mr. Stergis an annual salary of $150,000.  From inception through October 2006, Mr. Stergis served as Chief Operating Officer of the Company on a part-time basis for an annual salary $72,000 per year.  Mr. Stergis served as our Chief Executive Officer from July 2008 until March 2009 for an annual salary of $195,000 and was paid an additional $97,500 in severance in 2009.  See Employment Agreements.

During January 2009, we entered into a registration rights agreement with Accredited Venture Capital, LLC (AVC).  Pursuant to this agreement AVC agreed to cancel warrants to purchase 1,213,626 shares of common stock of the Company exercisable at $2.22 and 7,651 shares of common stock of Company exercisable at $3.30 per share. This cancellation results in a reduction of total outstanding shares on a fully diluted basis of the Company of approximately 4.7%. The Company also agreed to register for resale the 7,086,379 shares of common stock of the Company held by AVC under the Securities Act of 1933, as amended.  During February 2009, a resale registration statement covering these shares was declared effective by the SEC.  Steve H. Kanzer is the managing member of Pharmainvestors LLC, the managing member of Accredited Venture Capital LLC. Mr. Kanzer currently serves as Chairman of the Company.

In April 2009, we entered into an employment agreement with David A. Newsome, M.D., the President of our Healthmine LLC subsidiary for an annual salary of $120,000 per year.  See Employment Agreements.

In June 2009, we entered into an employment agreement with Max Lyon, our Chief Executive Officer and President at an annual salary of $190,00 per year and who subsequently also became a member of our board of directors in October 2009.  See Employment Agreements.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Berman & Company, P.A. has been our independent registered public accounting firm since June 2006.

Ratification of the selection of Berman & Company, P.A. by our stockholders is not required by law. As a matter of policy, however, the selection is being submitted to our stockholders for ratification at the annual meeting.

We anticipate that representatives of Berman & Company, P.A. will attend the annual meeting for the purpose of responding to appropriate questions. At the annual meeting, the representatives of Berman & Company, P.A. will be afforded an opportunity to make a statement if they so desire.

Our board of directors unanimously recommends that you vote FOR ratification of the selection of Berman & Company, P.A. as our independent registered public accounting firm for our fiscal year ending on December 31, 2009.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our audit committee reviews our financial reporting process on behalf of our board of directors. In January 2007, our board of directors adopted a written charter for our audit committee and re-evaluates it annually in connection with the filing of our annual report on Form 10-K with the Securities and Exchange Commission. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements contained in the annual report on Form 10-K for our fiscal year ended December 31, 2008 with our management and our independent registered public accounting firm, Berman & Company, P.A. Our management is responsible for the financial statements and the reporting process, including the system of internal controls. Berman & Company, P.A. is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The audit committee (i) discussed with Berman & Company, P.A. the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (ii) received the written disclosures and the letter from Berman & Co., P.A. required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and (iii) discussed with Berman & Company, P.A. its independence. The audit committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us is compatible with maintaining Berman & Company, P.A.’s independence.

You should note the members of our audit committee are not full-time employees of your Company and are not performing the functions of auditors or accountants.  Accordingly, it is not the duty or responsibility of the audit committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.  Embers of the audit committee necessarily rely on the information provided to them by management and the independent auditors.  Accordingly, the audit committee’s considerations and discussions referred to above do not constitute assurance that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact independent.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors (and our board of directors approved) (i) that the audited financial statements be included in our annual report on Form 10-K for our fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission, and (ii) that, subject to stockholder ratification, Berman & Company, P.A. be appointed as our independent registered public accounting firm for 2009.

James S. Kuo
Jeff Wolf

AUDIT FEES AND ALL OTHER FEES

The aggregate fees, including expenses, billed to us for the years ended December 31, 2008 and 2007 for profession services by Berman & Company, P.A., our independent registered public accounting firm for each of those years were as follows:

Category	2008	2007

Audit Fees and Expenses	$74,077	$68,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Totals	$74,077	$68,000

Audit Committee Pre-Approval Policy

The audit committee reviews and pre-approves all audit fees and any permitted non-audit services to be provided by our independent auditors. The chairman of the audit committee has the authority to pre-approve any additional audit or permitted non-audit services provided to the Company. Any such additional audit or permitted non-audit services pre-approved by the chairman are presented to, and ratified by, the entire audit committee at the next regularly scheduled meeting of the audit committee.

AVAILABILITY OF REPORT ON FORM 10-K

Our audited consolidated financial statements are included in our annual report on Form 10-K for the fiscal year ending December 31, 2008 filed with the Securities and Exchange Commission, 450 F Street, N.W., Washington, D.C. 20549. Upon your written request, we will provide to you a complimentary copy of our 2008 annual report on Form 10-K as filed with the Securities and Exchange Commission. Your request should be mailed to Adeona Pharmaceuticals, Inc., Attention: Corporate Secretary, 3930 Varsity Drive, Ann Arbor, MI 48108. A complimentary copy may also be obtained at the internet website maintained by the Securities and Exchange Commission at www.sec.gov, and by visiting our internet website at www.adeonapharma.com and clicking on “Investor Relations,” then on “SEC Filings.”

NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as householding,” potentially means extra convenience for shareholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our shareholders may be householding our shareholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Adeona Pharmaceuticals, Inc., Attention: Corporate Secretary, 3930 Varsity Drive, Ann Arbor, Michigan 48108 or by calling us at (734) 332-7800. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS

Stockholder proposals which are intended to be presented at the 2010 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received by the Company a reasonable time before it begins to print and send its proxy materials for that meeting.

A stockholder who intends to present business, including the election of a director, at the 2010 Annual Meeting of Stockholders other than pursuant to Rule 14a-8, must comply with the requirements set forth in the Company’s By-Laws.  Stockholders should consult the Company’s Amended and Restated By-Laws to ensure that all of the specific requirements of such notice are met.

Available Information on Corporate Governance and SEC Filings

Through its website (www.adeonapharma.com), the Company makes available, free of charge, its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports, and other filings with the Securities and Exchange Commission, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The Company also makes the following documents available on its website: the Audit Committee Charter; the Compensation Committee Charter; the Nominating Committee Charter; the Company’s Corporate Governance Guidelines; the Company’s Code of Ethical Conduct; and the Company’s Code of Ethics for CEO and Senior Financial Officers. You may also obtain a copy of any of the foregoing documents, free of charge, if you submit a written request to Corporate Secretary, 3930 Varsity Drive, Ann Arbor, Michigan 48108.

No person is authorized to give any information or make any representation other than that contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

ADEONA PHARMACEUTICALS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
IN CONNECTION WITH THE 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 A.M. (EASTERN TIME) ON DECEMBER 22, 2009

PROXY: STEVE H. KANZER AND MAX LYON, and each of them, are hereby appointed by the undersigned as attorneys and proxies with full power of substitution, to vote all the shares of Common Stock held of record by the undersigned on November 18, 2009 at the 2009 Annual Meeting of Stockholders of Adeona Pharmaceuticals, Inc. and at any adjournment(s) or postponement(s) of that meeting.

WITH RESPECT TO ANY MATTER THAT SHOULD PROPERLY COME BEFORE THE ANNUAL MEETING THAT IS NOT SPECIFIED HEREIN, THIS PROXY, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

THE BOARD OF DIRECTORS OF ADEONA PHARMACEUTICALS
RECOMMENDS THAT YOU VOTE
FOR ALL NOMINEES LISTED IN PROPOSAL 1
AND
FOR PROPOSAL  2

PROPOSAL 1. Election of the following director nominees to serve for the following year and until his successor is elected:

Nominees are: Steve H. Kanzer, Jeffrey J. Kraws, James S. Kuo, Max Lyon, and Jeff Wolf.

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	WITHHELD FOR THE FOLLOWING ONLY: (WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE BELOW)
☐	☐

PROPOSAL 2. Ratification of the selection of Berman & Company, P.A. as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Dated:

Signature(s) of Stockholder(s)

Title

Please mark, date and sign exactly as your name appears on this proxy card and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.